SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2008

Anaren, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-6620	16-0928561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employe Identification No.)

6635 Kirkville Road, East Syracuse, New York  13057

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 432-8909

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 14, 2008, Anaren, Inc. issued a press release announcing preliminary financial results for the fourth quarter ended June 30, 2008. A copy of the earnings release is attached as Exhibit 99.1.

Item 8.01 Other Events

On July 14, 2008, Anaren, Inc. issued a press release updating information regarding the anticipated acquisition of The M.S. Kennedy Corp., the acquisition was initially anticipated to close during Anaren’s fourth quarter ended June 30, 2008 and, subject to satisfaction of certain conditions identified in the acquisition agreement, is now expected to be completed within the next 30 days.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Anaren, Inc. dated July 14, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 14, 2008

ANAREN, INC.

By:	/s/ Lawrence A. Sala
Lawrence A. Sala
President and Chief Executive Officer